Because the electronic format of filing Form N-SAR does not provide adequate space for responding to Items 72DD, 73A, 74U and 74V correctly, the correct answers are as follows:
Evergreen Treasury Money Market Fund
		72DD		73A		74U        	74V
		Dollar		Per Share	Shares
       	Distributions	Distributions	Outstanding	NAV

Class A	7,707,040	0.02		307,067,681	1.00
Class S	17,157,192	0.02		819,076,949	1.00
Class I	26,250,225	0.02		1,220,095,558	1.00

Evergreen New Jersey Municipal Money Market Fund
		72DD		73A		74U        	74V
		Dollar		Per Share	Shares
       	Distributions	Distributions	Outstanding	NAV

Class A	262,128	0.01		26,470,691	1.00
Class S	1,997,839	0.01		177,676,881	1.00
Class I	308,145	0.01		17,260,624	1.00

Evergreen Municipal Money Market Fund
		72DD		73A		74U        	74V
		Dollar		Per Share	Shares
       	Distributions	Distributions	Outstanding	NAV

Class A	6,033,227	0.01		426,693,649	1.00
Class S	3,889,683	0.01		321,622,875	1.00
Class S1	12,139,604	0.01		991,418,084	1.00
Class I	5,930,591	0.01		394,580,073	1.00
Evergreen U.S. Government Money Market Fund
		72DD		73A		74U        	74V
		Dollar		Per Share	Shares
       	Distributions	Distributions	Outstanding	NAV
Class A		13,795,699	0.02		668,467,634	1.00

Class S1		6,485,883	0.02		316,515,156	1.00


Evergreen Pennsylvania Municipal Money Market Fund
		72DD		73A		74U        	74V
		Dollar		Per Share	Shares
       	Distributions	Distributions	Outstanding	NAV

Class A	488,144	0.01	  	37,027,941	1.00
Class S	1,421,602	0.01		126,910,489 	1.00
Class I	788,326	0.01		63,440,519	1.00

Evergreen New York Municipal Money Market Fund
		72DD		73A		74U        	74V
		Dollar		Per Share	Shares
       	Distributions	Distributions	Outstanding	NAV

Class A	548,764	0.01		40,965,547	1.00
Class S	2,989,998	0.01		250,030,011	1.00
Class I	171,448	0.01		11,063,983	1.00


Evergreen Money Market Fund
		72DD		73A		74U        	74V
		Dollar		Per Share	Shares
       	Distributions	Distributions	Outstanding	NAV

Class A	56,723,479	0.02		2,775,462,086	1.00
Class B	517,626	0.02		32,019,231	1.00
Class C	172,990	0.02		14,268,787	1.00
Class S	44,697,244	0.02		2,379,976,614	1.00
Class S1	39,235,092	0.02		2,125,047,683	1.00
Class I	24,259,043	0.02		1,121,995,674	1.00


Evergreen California Municipal Money Market Fund
		72DD		73A		74U        	74V
		Dollar		Per Share	Shares
       	Distributions	Distributions	Outstanding	NAV

Class A	364,639	0.01		24,409,953	1.00
Class S	2,155,065	0.01		182,480,561	1.00
Class I	37,511		0.01		2,009,676	1.00








Evergreen Florida Municipal Money Market Fund
		72DD		73A		74U        	74V
		Dollar		Per Share	Shares
       	Distributions	Distributions	Outstanding	NAV

Class A	220,329	0.01		15,635,524	1.00
Class S	4,051,563	0.01		332,316,257	1.00
Class I	191,702	0.01		11,384,949	1.00

??

??

??

??